Rule 497(c)
															File No. 33-24611
															File No. 811-5659


                           HEITMAN REAL ESTATE FUND



                      STATEMENT OF ADDITIONAL INFORMATION

                           HEITMAN SECURITIES TRUST
                     180 North LaSalle Street, Suite 3600
                           Chicago, Illinois  60601

                Advisor Class Shares     Institutional Class Shares
                    (800) 888-REIT            (800) 435-1405


                                  May 1, 1997

                       Amended and Revised May 12, 1997



This Statement of Additional Information expands upon and supplements the information contained in the current Heitman/PRA Institutional Class
Prospectus of Heitman Securities Trust (the "Trust"), dated May 1, 1997, pursuant to which the Trust offers Heitman/PRA Institutional Class shares of its sole investment portfolio, the Heitman Real Estate Fund (the "Fund"), and the Advisor Class Prospectus of the Trust dated May 1, 1997, pursuant to which the Trust offers Advisor Class shares of the Fund. This Statement of Additional Information should be read in connection with the prospectus for the class of shares offered thereby (each such prospectus hereinafter referred to as the "Prospectus"). This Statement of Additional Information, although not in itself a Prospectus, is incorporated by reference into the Prospectus in its entirety. A copy of the current Prospectus may be obtained, without charge, upon request to the Trust at the address or telephone number set forth above.





















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                       TABLE OF CONTENTS

                                                                        PAGE
                                                                        ----

ADDITIONAL INFORMATION REGARDING INVESTMENT POLICIES AND LIMITATIONS...   1

EXECUTION OF PORTFOLIO TRANSACTIONS....................................   3

MANAGEMENT OF THE TRUST................................................   4

INVESTMENT MANAGER.....................................................   8

PURCHASE OF SHARES.....................................................   9

ADMINISTRATIVE, ACCOUNTING, DISTRIBUTION AND SHAREHOLDER SERVICES......   9

DESCRIPTION OF THE TRUST...............................................  13

REDEMPTION OF SHARES...................................................  17

VALUATION OF SHARES....................................................  17

ADVERTISING AND CALCULATION OF PERFORMANCE DATA........................  18

GENERAL INFORMATION....................................................  19

FINANCIAL STATEMENTS...................................................  21

                           HEITMAN REAL ESTATE FUND

                       ADDITIONAL INFORMATION REGARDING
                      INVESTMENT POLICIES AND LIMITATIONS

     The following policies and limitations supplement those set forth in the Prospectus. The Fund may not:

1. As to 75% of the total assets of the Fund, purchase securities for the Fund of any issuer, if immediately thereafter (i) more than 5% of the
     Fund's total assets (taken at market value) would be invested in the securities of such issuer, or (ii) more than 10% of the outstanding voting securities of any class of such issuer would be held by the Fund, provided that this limitation does not apply to U.S. Government securities.

2. Make investments in real estate (including real estate limited partnership interests, but excluding readily marketable interest in real estate investment trusts ("REITs") or readily marketable securities of companies which invest in real estate) or commodities or commodity contracts, although the Fund may purchase securities of issuers which deal in real estate and may purchase securities which are secured by interests in real estate, and the Fund may invest in futures contracts and related options.

3.   Act as a securities underwriter.

4. Make loans, except that the Fund may (i) purchase bonds, debentures and other publicly-distributed securities of a like nature, (ii) make loans in the form of call loans or loans maturing in not more than one year which are secured by marketable collateral and are in amounts and on terms similar to those currently in effect in the case of loans made by national banks, (iii) enter into repurchase agreements with respect to portfolio securities, and (iv) lend the portfolio securities of the Fund.

5. Borrow money, except that (i) the Fund may borrow money for temporary administrative purposes provided that the aggregate of all such borrowings does not exceed 33% of the value of the Fund's total assets and is not for more than 60 days, and (ii) the Fund may enter into interest-rate futures contracts. The Fund may not borrow for the purpose of leveraging its investment portfolio. The Fund may not purchase additional securities while outstanding borrowings exceed 5% of the value of its assets.

6. Lend the portfolio securities of the Fund in an amount in excess of 33% of the total assets of the Fund, taken at market value. Any loans of portfolio securities will be made according to guidelines established by the Securities and Exchange Commission and the Trustees, including the borrower's maintaining collateral equal at all times to the value of the securities loaned.

7. Purchase "illiquid" securities for the Fund, including repurchase agreements maturing in more than seven days, options traded "over-the-counter," securities lacking readily available market quotations and securities which cannot be sold without registration or the filing of a notification under federal or state securities laws, if, as a result, more than 10% of the Fund's net assets would then be invested in such securities.

8. Purchase securities on margin, except short-term credits as are necessary for the purchase and sale of securities. For purposes of this restriction, the deposit or payment of initial or variation margin in connection with futures contracts or related options will not be deemed to be a purchase of securities on margin by the Fund.

9. Purchase securities of any other investment company, except in connection with a merger, consolidation, acquisition or reorganization, and except that the Fund may purchase securities of money market mutual funds to the extent permitted by applicable law. This restriction shall not prohibit the Fund from investing in securities issued by REITs.

10. Purchase securities for the Fund of companies which together with predecessors have a record of less than three years' continuous operation, and equity securities of issuers which are not readily marketable, if, as a result, more than 5% of the Fund's net assets would then be invested in such securities, except that this restriction shall not apply to the purchase of securities of REITs.

11. Invest in puts, calls, straddles, spreads and any combination thereof, except that (i) the Fund may write covered put and call options on securities and write and purchase put and call options on stock indexes, and (ii) the Fund may write covered put and call options on U.S. Government securities.

12. Invest in oil, gas or other mineral exploration or development programs, or leases, provided, however, this shall not prohibit the Fund from purchasing publicly traded securities of companies engaging in whole or in part in such activities.

13. Purchase securities from or sell securities to any of its officers or Trustees, except with respect to its own shares and as is permissible under applicable statutes, rules and regulations.

14.  Purchase securities of companies for the purpose of exercising control.

15. Invest in warrants except that the Fund may invest in warrants valued at the lower of cost or market, not exceeding 5% of the value of its net assets; included within that amount, but not to exceed 2% of the value of its net assets, warrants not listed on the New York or American Stock Exchange, provided that this restriction does not apply to warrants attached to or acquired as units to securities.

16. Make short sales whereby the dollar amount of short sales at any one time shall exceed 25% of the net assets of the Fund, or the value of securities of any one issuer in which the Fund is short exceeds the lesser of 2% of the value of the Fund's net assets or 2% of the value of securities of any class of any issuer, except that the Fund may make short sales against the box.

     If a percentage restriction is adhered to at the time of an investment, a later increase or decrease in such percentage resulting from a change in the values of assets will not constitute a violation of such restriction.




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

     The investment restrictions numbered 1 through 6 above have been adopted by the Trust as fundamental policies of the Fund. Under the Investment Company Act of 1940, as amended (the "1940 Act"), a fundamental policy may not be changed without the vote of a majority of the outstanding voting securities of the Fund, as defined in the 1940 Act. "Majority" means the lesser of (1) 67% or more of the shares present at a Trust meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (2) more than 50% of the outstanding shares of the Trust. Investment restrictions 7 through 16 are non-fundamental policies and may be changed by vote of a majority of the Trust's Board of Trustees at any time.

     While the Trust has the power to pledge its assets to secure borrowings, the Trust has no intention of pledging the assets of the Fund taken at market value in any amount in excess of 33% of the Fund's total assets taken at market value. The deposit of assets in escrow in connection with the writing of covered put or call options and the purchase of securities on a when-issued or delayed-delivery basis, and collateral arrangements with respect to the purchase and sale of stock options and stock index options and initial and variation margin for futures contracts, are not deemed to be pledges of assets of the Fund. Also, although the Trust has the power to make call loans, it has no intention to do so.

     Government securities in which the Fund may invest include (a) direct obligations of the U.S. Treasury, including bills, bonds and notes, and (b) obligations issued or guaranteed as to principal and interest by U.S. Government agencies or instrumentalities and supported by any of (i) the full faith and credit of the U.S. Treasury (e.g., Government National Mortgage Association participation certificates); (ii) the right of the issuer to borrow a limited amount from the U.S. Treasury (e.g., securities of Federal Farm Credit Banks); (iii) the discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality (e.g., securities of the Federal National Mortgage Association); or (iv) the credit of the agency or instrumentality (e.g., securities of the Student Loan Marketing Association).

     Although the Fund has the ability to invest in futures contracts and options, the Fund has no current intention of doing so without first notifying its shareholders and supplying further information in the Prospectus.

     Although not an investment policy, it is anticipated that under normal circumstances approximately 60% to 90% of the Fund's assets will be invested in REITs which, according to the National Association of Real Estate Investment Trusts, have grown over five-fold since 1991.

                      EXECUTION OF PORTFOLIO TRANSACTIONS

     The Fund's portfolio securities transactions are placed by Heitman/PRA Securities Advisors, Inc. ("Heitman/PRA Advisors" or the "Investment Manager"), the Fund's investment adviser and manager. The objective of the Fund is to obtain the best available prices in its portfolio transactions, taking into account the costs, promptness of executions and other qualitative considerations. There is no agreement or commitment to place orders with any broker-dealer. Heitman/PRA Advisors evaluates a wide range of criteria in seeking the most favorable price and market for the execution of transactions, including the broker's commission rate, execution capability, positioning and distribution capabilities, back-office efficiency, ability to handle difficult

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
trades, financial stability, and prior performance in serving Heitman/PRA Advisors and its clients. In transactions on equity securities and U.S. Government securities executed in the over-the-counter market, purchases and sales are transacted directly with principal market-makers except in those circumstances where, in the opinion of Heitman/PRA Advisors, better prices and executions are available elsewhere.

     Subject to the requirement of seeking the best available prices and execution, Heitman/PRA Advisors may, in circumstances in which two or more broker-dealers are in a position to offer comparable prices and execution, give preference to broker-dealers which have provided research, statistical, and other related services to Heitman/PRA Advisors for the benefit of the Fund and/or other clients served by Heitman/PRA Advisors if in the judgment of Heitman/PRA Advisors the Fund will obtain prices and execution comparable with those available from other qualified firms. This research information received from such brokers and dealers covers a wide range of topics, including U.S. economic data, prices of various government securities, company specific information including EDGAR filings of securities issuers, economic indices, economic outlook, political environment, demographic and social trends and industry analysis. The Fund will not pay commissions to brokers in recognition of their having provided research, statistical or other related services in excess of commissions other qualified brokers would have charged for handling comparable transactions.

     Heitman/PRA Advisors may from time to time provide investment management services to other institutional clients, including corporate pension plans, profit-sharing and other employee benefit trusts, individuals and other investment pools. There may be occasions on which other investment advisory clients advised by Heitman/PRA Advisors may also invest in the same securities as the Fund. When these clients buy or sell the same securities at substantially the same time, Heitman/PRA Advisors may average the transactions as to price and allocate the amount of available investments in a manner which it believes to be equitable to each client, including the Fund. In some instances, this investment procedure may adversely affect the price paid or received by the Fund or the size of the position obtainable for the Fund. On the other hand, to the extent permitted by law, Heitman/PRA Advisors may aggregate the securities to be sold or purchased for the Fund with those to be sold or purchased for other clients managed by it in order to obtain lower brokerage commissions, if any.

     During the fiscal years ended December 31, 1996 and December 31, 1995, the three-month period ended December 31, 1994 and the fiscal year ended September 30, 1994 the Fund paid $400,540, $334,132, $98,851, and $510,528, respectively, in brokerage commissions. During the fiscal year ended December 31, 1996, transactions of the Fund aggregating $112,774,163 were allocated to brokers providing research, statistical and other related services and $232,200 in brokerage commissions were paid on these transactions.

                            MANAGEMENT OF THE TRUST

     The Trustees and executive officers of the Trust, their principal occupations during the last five years and their current addresses are set forth below. Those Trustees who are "interested persons" of the Trust (as defined in the 1940 Act) by virtue of their affiliations with the Fund or Heitman/PRA Advisors are indicated by an asterisk (*).


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

*WILLIAM L. RAMSEYER, (BORN 1941)
     Chairman of the Board of Trustees and Chief Executive Officer. Mr. Ramseyer serves as Chairman of the Board, Chief Executive Officer and Chairman of Heitman/PRA Advisors and as a member of the Investment Committee and the Executive Committee of Heitman Financial Ltd. Mr. Ramseyer served as a member of the Executive Committee of Heitman/JMB Advisory Corporation and Executive Vice President of JMB Institutional Realty Corp. from September, 1988 to December, 1995.

     From June 1982 to August 1988 he was President of Pension Realty Advisors, Inc., managing Pension Realty Advisors' practice, which focused on assisting tax-exempt clients with development of equity real estate investment objectives and policies, selection of managers and advisors, and review of portfolio performance. The firm's client base was comprised substantial pension plans, endowments and other tax-exempt institutions. Mr. Ramseyer co-founded the predecessor to Heitman/PRA Advisors in 1987.

     Mr.  Ramseyer  is  a  member  of  the American  Society  of  Real  Estate
Counselors, where he serves on the Board of Governors, the National Association of Real Estate Investment Trusts, and the National Association of Real Estate Investment Managers. Mr. Ramseyer is past chairman of the Pension Real Estate Association. Address: Heitman/PRA Securities Advisors, Inc., 180 North LaSalle Street, Suite 3600, Chicago, IL 60601.

ROBERT W. BEENEY, (BORN 1940)
     Trustee of the Trust. Mr. Beeney is the Proprietor of Robert Beeney and Company of San Francisco, Real Estate Consultants and Advisors. He has been continuously engaged in real estate appraisal, consultancy and brokerage since 1959 and is a Fellow of the Royal Institution of Chartered Surveyors (Harriott Prize 1963) and a member of the San Francisco Board of Realtors and the International Real Estate Federation. Mr. Beeney has been a frequent speaker to real estate industry groups and associations including the National Association of Realtors, International Real Estate Federation, Royal Institution of Chartered Surveyors, Building Owners and Managers Association, Society of Industrial Realtors, and Building Industry Association.

     Prior to re-forming Robert Beeney and Company in 1987, Mr. Beeney was a founding partner of Jones Lang Wootton, USA (1978-1984) and Executive Director of Marcus and Millichap Capital Markets group (1985-1987). Address: Robert Beeney and Company, 433 California Street, San Francisco, CA 94104.

DONALD L. FOOTE, (BORN 1929)
     Trustee of the Trust. Mr. Foote is the Chairman of the Board of First National Acceptance Company. He is also the President of 1889 Bankshares, Inc. Address: First National Acceptance Company, 241 East Saginaw, East Lansing, MI 48826.

JOHN F. GOYDAS, (BORN 1934)
     Trustee of the Trust. Mr. Goydas is a retired Managing Director of J. P. Morgan Investment Management, Inc. having spent 33 years of employment with the Morgan Bank. Mr. Goydas was responsible for all corporate and real estate-related fixed-rate private placement investments; was a member of Morgan Bank's Special Investments Committee (Convertible, Oil & Gas and Real Estate investments) and the Credit Committee. Address: 217-55 Peck Avenue, Hollis Hills, NY 11427.

MAURICE WIENER, (BORN 1942)
     Trustee of the Trust. Mr. Wiener is Chairman of the Board and Chief Executive Officer of HMG/Courtland Properties, Inc., a real estate investment trust, and Courtland Group, Inc., a real estate advisory company. He is also Executive Trustee of Transco Realty Trust, a real estate investment company, and Vice Chairman of the Board of T.G.I.F. Texas, Inc., a real estate investment company. Address: HMG/Courtland Properties, Inc., 2701 South Bayshore Drive, Coconut Grove, FL 33133.

DEAN A. SOTTER, (BORN 1960)
     President, Chief Financial Officer, Chief Accounting Officer and Treasurer of the Trust. Mr. Sotter is President of Heitman/PRA Advisors and a member of its Investment Committee. Mr. Sotter has overall responsibility for portfolio management and marketing.


     Prior to joining Heitman/PRA Advisors, Mr. Sotter was a Partner of PRA Securities Advisors, L.P. He was a Portfolio Manager and Vice President of JMB Institutional Realty Corporation (1985-1992), where his responsibilities included property level analysis, budgeting and valuation as well as financial reporting and client communications. During the last several years, Mr. Sotter was responsible for servicing approximately 70 institutional clients in 13 states and prospects for new business in those areas. In addition, in 1992, Mr. Sotter worked extensively on the feasibility of the formation of a publicly traded REIT.

     For three years (1982-1985), Mr. Sotter was employed by Price Waterhouse in the areas of audit and taxation. Mr. Sotter received a Bachelor of Science degree from Indiana University, an MBA from the University of Chicago and is a CPA. Address: Heitman/PRA Securities Advisors, Inc., 180 North LaSalle Street, Suite 3600, Chicago, IL 60601.


TIMOTHY J. PIRE, CFA (BORN 1962)
     Secretary to the Trust. Mr. Pire is Vice President of Heitman/PRA Advisors. Mr. Pire's responsibilities include portfolio management, investigation, and analysis of publicly traded real estate securities and implementation of the investment strategy through portfolio management.

     Prior to joining Heitman/PRA Advisors, Mr. Pire served as Research Analyst with PRA Securities Advisors, L.P., and he was an Associate Appraiser with Lyon, Skelte & Speirs in Seattle, Washington (1990-1992). He was involved in valuation of commercial real estate and writing full narrative appraisals. For over three years, Mr. Pire was employed by First Wisconsin National Bank where he was involved in underwriting commercial loans.

     Mr. Pire received a Bachelor of Science and a Masters of Science degree from the University of Wisconsin. Mr. Pire is also a Chartered Financial Analyst. Address: Heitman/PRA Securities Advisors, Inc., 180 North LaSalle Street, Suite 3600, Chicago, IL 60601.

RANDY NEWSOME  (BORN 1959)
     Assistant Secretary to the Trust. Mr. Newsome is Vice President of Heitman/PRA Advisors. Mr. Newsome's responsibilities include portfolio management, investigation, and analysis of publicly traded real estate securities and implementation of the investment strategy through portfolio management. Mr. Newsome also oversees Heitman/PRA Advisors' trading positions.

     Prior to joining Heitman/PRA Advisors, Mr. Newsome served as Research Analyst with PRA Securities Advisors, L.P., and he was Vice President with The Stratus Corporation in Chicago, Illinois from 1989-1993 where he was responsible for property management, leasing and construction management.

     Mr.  Newsome received a Bachelor of Science degree from Illinois Wesleyan
University.   Address:   Heitman/PRA  Securities  Advisors,  Inc.,  180  North
LaSalle Street, Suite 3600, Chicago, IL  60601.

JOHN J. KELLEY, (BORN 1959)
     Assistant Treasurer to the Trust. Mr. Kelley is a Vice President of Rodney Square Management Corporation where he oversees the accounting services provided to the Trust.

     Prior to joining Rodney Square Management Corporation, Mr. Kelley served as an Officer/Group Supervisor in the Mutual Fund Accounting and Administration Department of Provident Financial Processing Corporation (1984-
1989).

     Mr. Kelley received his MBA and Bachelor of Science degree from St. Joseph's University.

LAURIE V. BROOKS, (BORN 1962)
     Assistant Secretary to the Trust. Ms. Brooks is a Senior Mutual Fund Administrator for Rodney Square Management Corporation where she provides administrative services to the Trust.


     Prior to joining Rodney Square Management Corporation, Ms. Brooks worked as a legal assistant for Skadden, Arps, Slate Meagher & Flom (1989-1994).

     Ms. Brooks received her Bachelor of Arts degree from Dickinson College and a Paralegal Certificate in Corporate Finance and Business Law from The Institute for Paralegal Training.

     No officer or employee of Heitman/PRA Advisors, or of its affiliates, receives any compensation from the Trust for serving as an officer or Trustee of the Trust. The Trust pays each Trustee who is not an officer or employee of Heitman/PRA Advisors, or of its affiliates, $10,000 per annum, $1,000 per quarterly meeting attended, $500 for attendance by phone and reimburses each such Trustee for travel and out-of-pocket expenses. During the calendar year ended December 31, 1996, the Trustees of the Trust received compensation in the amounts set forth in the table below:


                              COMPENSATION TABLE

                      AGGREGATE    PENSION OR RETIREMENT
                     COMPENSATION   BENEFITS ACCRUED AS      PART OF
NAME                   POSITION       FROM THE TRUST      FUND EXPENSES1
---------------      ------------  ---------------------  --------------
Robert W. Beeney     Trustee            $14,500               $0
Donald L. Foote      Trustee             12,500                0
John F. Goydas       Trustee             14,500                0
William L. Ramseyer  Trustee                  0                0
Maurice Wiener       Trustee             13,000                0
----------------------

1 The Trust does not provide retirement or pension benefits to any of its Trustees.

                              INVESTMENT MANAGER

     The investment manager of the Fund is Heitman/PRA Advisors, a registered investment adviser under the Investment Advisers Act of 1940. As of March 31, 1997, Heitman/PRA Advisors managed investment portfolios of publicly traded REITs totaling approximately $480 million. The Fund has retained Heitman/PRA Advisors as investment manager to provide day-to-day discretionary investment management services to the Fund pursuant to an Investment Management Agreement dated January 31, 1995.


     Heitman/PRA Advisors is a wholly owned subsidiary of Heitman Financial Ltd. ("Heitman") which is a wholly owned subsidiary of United Asset Management Corporation. Established in 1913, Heitman is one of the nation's largest institutional real estate advisers with over 870 real estate professionals in 92 offices throughout the United States, currently managing $10.2 billion in real estate.

     The Investment Management Agreement provides that Heitman/PRA Advisors shall furnish advice to the Fund and, to the extent authorized by the Trustees, determine what securities shall be purchased or sold. Heitman/PRA Advisors uses its own personnel and facilities and securities analysis to provide in depth research to formulate and implement investment strategy. This research is supplemented by outside services provided by the brokerage and investment banking community. Heitman/PRA Advisors, at its expense, pays the compensation of all employees of Heitman/PRA Advisors (if any such person, or other affiliated person of Heitman/PRA Advisors, is a Trustee of the Trust, or serves as an employee thereof, such person serves as such without additional compensation from the Trust). For its services, Heitman/PRA Advisors is entitled to receive from the Trust an investment management fee as described in the Prospectus under the caption "Management of the Fund." The investment management fee is allocated to each class of shares of the Fund on the basis of the net asset value of that class in relation to the net asset value of the Fund.

     The Investment Management Agreement for the Trust was approved by the Board of Trustees of the Trust, including a majority of the Trustees who are not parties to the Investment Management Agreement or "interested persons" (as defined in the 1940 Act) of any such party on December 5, 1994 and by the Fund's shareholders on January 23, 1995. The Investment Management Agreement continues in effect from year to year, provided that its continuance is approved annually both (i) by the holders of a majority of the outstanding voting securities of the Trust or by the Board of Trustees, and (ii) by a majority of the Trustees who are not parties to such Agreement or "interested persons" of any such party. The Investment Management Agreement was last approved by the Board of Trustees of the Trust and by a majority of Trustees who are not parties to such Agreement or "interested persons" of any such party on March 10, 1997 for the one-year period commencing April 1, 1997. The Investment Management Agreement may be terminated on sixty (60) days' written notice by any party and will terminate automatically if it is assigned.


     The Trust bears expenses for its own legal and auditing services, taxes, interest, brokerage fees, fees of Trustees other than Trustees affiliated with the Investment Manager, governmental fees, certain insurance premiums, the cost of stock certificates, fees and disbursements of the custodian and transfer agent, if any, brokerage, interest and other expenses properly payable by the Trust and not specifically borne by the Investment Manager. The Trust pays all costs of shareholder notices, reports and Prospectuses used in complying with laws regulating the issue or sale of securities. The Trust also pays the charges and expenses of any servicing agent appointed by the Trust to provide bookkeeping, accounting and administrative services for the Fund. During the fiscal years ended December 31, 1996 and December 31, 1995, the three-month period ended December 31, 1994 and the fiscal year ended September 30, 1994, the fees paid to the Investment Manager were $992,968, $724,658, $201,070, and $881,646, respectively. The Investment Manager has agreed that if in any fiscal year the aggregate expenses of the Fund (including fees pursuant to the Investment Management Agreement, but excluding interest, brokerage expenses, taxes and extraordinary items) exceed 1.75% of the first $50 million of the Fund's average net assets and 1.5% of assets in excess of $50 million, the Investment Manager will reduce its advisory fee by the amount of such excess expense. Such a fee reduction, if any, will be reconciled on a monthly basis.


                              PURCHASE OF SHARES

     General information on how to buy shares of the Fund, as well as sales charges, if any, involved, is set forth under "Purchase of Shares" in the Prospectus. The following supplements that information.

     For purposes of determining whether a purchase of the Advisor Class shares of beneficial interest in the Fund (the "Advisor Class") qualifies for reduced sales charges and for purposes of determining whether an investor can join with another investor in a single purchase for inclusion toward completion of a Letter of Intent with respect to Advisor Class shares, the term "related person" includes: (i) an individual, or an individual combining with his or her spouse and their children and purchasing for his, her or their own account; (ii) a "company" as defined in Section 2(a)(8) of the 1940 Act;
(iii) a trustee or other fiduciary purchasing for a single trust estate or single fiduciary account (including a pension, profit sharing or other employee benefit trust created pursuant to a plan qualified under Section 401 of the Internal Revenue Code); (iv) a tax-exempt organization under
Section 501(c)(3) of (13) of the Internal Revenue Code; and (v) an employee benefit plan of a single employer or of affiliated employers.

       ADMINISTRATIVE, ACCOUNTING, DISTRIBUTION AND SHAREHOLDER SERVICES

     Rodney Square Management Corporation ("Rodney Square"), Rodney Square North, 1100 North Market Street, Wilmington DE 19890-0001, provides certain administrative and accounting services to the Fund pursuant to an Amended and Restated Administration Agreement (the "Administration Agreement") and an Amended and Restated Accounting Services Agreement (the "Accounting Services Agreement"), each dated as of November 14, 1996.

     Under the Administration Agreement, Rodney Square (1) coordinates with the Fund's Custodian and Transfer Agent and monitors the services they provide to the Fund; (2) coordinates with and monitors any other third parties furnishing services to the Fund; (3) provides the Fund with necessary office space, telephones and other communications facilities and personnel competent to perform administrative and clerical functions for the Fund; (4) supervises the maintenance by third parties of such books and records of the Fund as may be required by applicable Federal or state law; (5) prepares and, after approval by the Fund, files and arranges for the distribution of proxy materials and periodic reports to shareholders of the Fund as required by applicable law; (6) prepares and, after approval by the Fund, arranges for the filing of such registration statements and other documents with the Securities and Exchange Commission and other Federal and state regulatory authorities as may be required by applicable law; (7) reviews and submits to the officers of the Fund for their approval invoices or other requests for payment of Fund expenses and instructs the Fund's custodian to issue checks in payment thereof; and (8) takes such other action with respect to the Fund as may be necessary in the opinion of Rodney Square to perform its duties under the agreement.

     As compensation for services performed under the Administration Agreement, Rodney Square receives a fee payable monthly computed on the average daily net assets of each class of the Fund at the end of each business day at an annual rate of .10%, plus any out-of-pocket expenses. During the fiscal years ended December 31, 1996 and 1995, the three-month period ended December 31, 1994, and the fiscal period ended September 30, 1994, the fees paid to Rodney Square by the Trust pursuant to the Administration Agreement were $141,640, $107,310, $29,091, and $134,382, respectively.

     Under the Accounting Services Agreement, Rodney Square (a) maintains and keeps current the books, accounts, records, journals or other records of original entry relating to the business of the Fund; (b) calculates daily net asset value per share and determines dividends; and (c) performs other related accounting services including the preparation of periodic financial statements for the Fund.

     As compensation for services performed under the Accounting Services Agreement, Rodney Square receives a fee payable monthly at an annual rate of $75,000, plus .02% of the average net assets in excess of $100 million, computed on the average daily net assets of the Fund at the end of each business day, plus any out-of-pocket expenses. During the fiscal years ended December 31, 1996 and December 31, 1995, the three-month period ended December 31, 1994, and the fiscal period ended September 30, 1994, fees paid to Rodney Square by the Fund pursuant to the Accounting Services Agreement were $73,582, $56,863, $11,915, and $50,124, respectively.

     Rodney Square Distributors, Inc. ("RSD"), Rodney Square North, 1100 North Market Street, Wilmington DE 19890-0001, provides distribution services to the Fund with respect to the Heitman/PRA Institutional class of shares of the Fund (the "Institutional Class") pursuant to a Distribution Agreement, dated as of December 4, 1993 (the "RSD Distribution Agreement").

     Under the RSD Distribution Agreement, RSD is granted the right to sell Institutional Class shares of the Fund as agent for the Trust. Institutional Class shares of the Fund are offered continuously. RSD agrees to use all reasonable efforts to secure purchasers for Institutional Class shares of the Fund and to pay expenses of printing and distributing prospectuses, statements of additional information and reports prepared for use in connection with the sale of Institutional Class shares and any other literature and advertising used in connection with the offering, subject to reimbursement from the Fund's Investment Manager. RSD receives no compensation from the Fund.

     The RSD Distribution Agreement was last approved by the Board of Trustees of the Trust, including a majority of the Trustees who are not interested persons of the Trust on November 14, 1996, and will remain in effect for one year and then will continue in effect from year to year as long as its continuance is approved at least annually by a majority of the Trustees, including a majority of the Independent Trustees. The RSD Distribution
Agreement terminates automatically in the event of its assignment. The Agreement is also terminable without payment of any penalty with respect to the Fund (i) by the Fund (by vote of a majority of the Trustees of the Trust who are not interested persons of the Trust or by vote of a majority of the outstanding voting securities of the Trust) on sixty (60) days' written notice to RSD; or (ii) by RSD on sixty (60) days' written notice to the Trust.

     ACG Capital Corporation ("ACG"), 1661 Tice Valley Boulevard, #200, Walnut Creek, CA 94595, provides distribution services to the Fund with respect to Advisor Class shares pursuant to a Distribution Agreement, dated as of May 15, 1995 (the "ACG Distribution Agreement").

     Under the ACG Distribution Agreement, ACG is granted the right to sell Advisor Class shares as agent for the Trust. ACG agrees to use all reasonable efforts to secure purchasers for the Advisor Class shares and to pay expenses
of   printing   and  distributing  prospectuses,  statements   of   additional
information  and  reports  prepared for use in connection  with  the  sale  of
Advisor Class shares and any other literature and advertising used in connection with the offering. In connection with the services to be provided by ACG under the ACG Distribution Agreement, ACG receives from the Fund as compensation for services provided thereunder, subject to the terms and conditions of the Trust's Plan of Distribution Pursuant to Rule 12b-1, an amount with respect to Advisor Class shares determined at an annual rate of
 .25% of the average daily value of net assets represented by such shares, such
amount  to  be  paid in arrears at the end of each calendar  month.   For  the
fiscal years ended December 31, 1996 and December 31, 1995, the Fund paid $89,289 and $2,985, respectively, in compensation to ACG pursuant to the ACG Distribution Agreement.


     The ACG Distribution Agreement dated May 15, 1995, was initially approved by the Board of Trustees of the Trust, including a majority of the Trustees who are not interested persons of the Trust, on April 28, 1995, and will continue in effect from year to year as long as its continuance is approved at least annually by a majority of the Trustees, including a majority of the Independent Trustees. The ACG Distribution Agreement terminates automatically in the event of its assignment. The Agreement is also terminable without payment of any penalty with respect to the Fund (i) by the Fund (by vote of a majority of the Trustees of the Trust who are not interested persons of the Trust or by vote of a majority of the outstanding voting securities of the Advisor Class shares of the Fund) on sixty (60) days' written notice to ACG; or (ii) by ACG on sixty (60) days' written notice to the Trust.

     The Fund has adopted a Plan of Distribution pursuant to Rule 12b-1 (the "Distribution Plan") with respect to the distribution of Advisor Class shares in accordance with the regulations under the 1940 Act. General information about the Distribution Plan is set forth under "Purchase of Shares - Distribution Plan" in the Advisor Class Prospectus. The following supplements that information.

     Under the Distribution Plan, the Fund may engage, directly or indirectly, in financing any activities primarily intended to result in the sale of Advisor Class shares, including, but not limited to, (1) making payments to underwriters, securities dealers and others engaged in the sale of shares, including payments to ACG to be used to compensate or reimburse ACG or securities dealers (which securities dealers may be affiliates of ACG) engaged in the distribution and marketing of shares and furnishing ongoing assistance to investors, and (2) reimbursement of direct out-of-pocket expenditures incurred by ACG in connection with the distribution and marketing of shares and the servicing of investor accounts, including expenses relating to the formulation and implementation of marketing strategies and promotional activities such as direct mail promotions and television, radio, newspaper, magazine and other mass media advertising, the preparation, printing and distribution of Prospectuses of the Fund and reports for recipients other than existing shareholders of the Fund, and obtaining such information, analyses and reports with respect to marketing and promotional activities and investor accounts as the Fund may, from time to time, deem advisable.

     The expenditures to be made pursuant to the Distribution Plan may not exceed an annual rate of 0.25% of the average daily value of net assets represented by Advisor Class shares. ACG may have also used additional resources of its own for further expenses on behalf of the Fund.

     The Investment Manager and ACG have entered into an amended Marketing Services Agreement effective as of March 11, 1996 (the "Marketing Services Agreement"), with respect to the sale of certain Advisor Class and Institutional Class shares. Under the Marketing Services Agreement, the Investment Manager will pay ACG, in addition to the compensation paid to ACG under the ACG Distribution Agreement and the Distribution Plan, compensation at an annual rate of (i) .15 of 1% of the net asset value of the Fund represented by Advisor Class shares with the exception of Advisor Class shares sold through The Nomura Securities Co., Ltd. and (ii) .25 of 1% of the net asset value of the Fund represented by Institutional Class shares purchased by investors introduced to the Investment Manager by ACG and acknowledged by the Investment Manager as introduced by ACG. The Investment Manager has also agreed to pay ACG .10 of 1% of the net asset value of Advisor Class shares held in omnibus shareholder accounts maintained by Charles Schwab & Company, Inc. or Resources Trust Company as well as certain expenses related to the Advisor Class shares.

     Pursuant to the Marketing Services Agreement, if the Distribution Plan is terminated or modified, the Investment Manager will be required to pay to ACG an amount equal to 50% of any reduction in fees paid to ACG under the Distribution Agreement as a result of such termination or modification, up to a maximum of .125 of 1% per annum of the net asset value of the Fund represented by the Advisor Class shares. In addition, the Investment Manager has agreed to make certain continuing payments to ACG in the event that the Marketing Services Agreement is terminated. Depending on the reason for termination, the continuing payments are either .25 of 1% or .15 of 1% per annum of the net asset value of the Fund represented by Advisor Class shares and qualified Institutional Class shares held by investors as of the date of termination of the Marketing Services Agreement and are payable for a period of 5 years if the applicable rate is .15 of 1% and for a period of 10 years if the applicable rate is .25 of 1%. The continuing payments are contingent upon ACG remaining registered as a broker/dealer. In addition, if the Investment Manager terminates the Marketing Services Agreement for "cause" or if ACG terminates the ACG Distribution Agreement, ACG will not be entitled to any continuing payments.

     The Marketing Services Agreement also provides that ACG will not serve as a distributor of shares of any other open-end registered investment company that invests primarily in REITs (other than indirectly as a result of marketing asset management programs of which REIT mutual funds are a component) and that the Investment Manager and its affiliates will not offer, sponsor, advise or otherwise promote any mutual fund or class of shares of a mutual fund for which ACG is not the distributor, with certain exceptions, including Institutional Class shares, certain offerings of shares of closed-end investment companies, shares of investment companies offered outside the United States, certain insurance products and investment products offered to certain qualified retirement plans.

     The Fund has also adopted a Shareholder Servicing Plan which is described in the Advisor Class Prospectus under the captions "Purchase of Shares-Shareholder Servicing Agreement." The Shareholder Servicing Plan provides that the Advisor Class may spend annually, directly or indirectly, up to 0.25% of the average daily value of the net assets attributable to Advisor Class shares for shareholder servicing activities. During the fiscal years ended December 31, 1996 and December 31, 1995, the Fund paid an aggregate of $89,289 and $2,985, respectively, to service organizations under contracts entered into pursuant to the Shareholder Servicing Plan.

     A quarterly report of the amounts expended under the Distribution Plan and the Shareholder Servicing Plan, and the purposes for which such expenditures were incurred, must be made to the Trustees for their review.
Neither the Distribution Plan nor the Shareholder Servicing Plan may be amended without shareholder approval to increase materially the distribution or shareholder servicing costs that the Fund may pay with respect to Advisor Class shares. The Distribution Plan, the Shareholder Servicing Plan and material amendments to either such Plan must be approved annually by all of the Trustees and by the Trustees who are neither interested persons of the Fund nor have any direct or indirect financial interest in the operation of the respective Plan or any related agreements.

                           DESCRIPTION OF THE TRUST

     The Trust is a diversified, open-end management investment company organized as a Massachusetts business trust under the laws of the Commonwealth of Massachusetts under a Master Trust Agreement dated September 15, 1988, as amended and restated on February 28, 1995. In March 1995, the Trust's name was changed from PRA Securities Trust to Heitman Securities Trust.

     The Trustees have authority to issue an unlimited number of shares of beneficial interest in one or more separate series, $.001 par value per share. The shares of the Fund offered hereby constitute the sole series authorized to date. In addition, the Trustees are authorized to issue an unlimited number of classes of shares of beneficial interest in each series. To date, the Trust has established one series, the Heitman Real Estate Fund, and two classes of shares, designated as the Advisor Class and the Heitman/PRA Institutional Class.

     The assets received by the Trust for the issue or sale of shares of the Fund and all income, earnings, profits and proceeds thereof, subject only to the rights of creditors, are specially allocated to each class of the Fund, and constitute the underlying assets of the Fund. The underlying assets of the Fund are required to be segregated on the books of account, and are to be charged with the expenses in respect of each class of the Fund and with a share of the general expenses of the Trust. Except for those differences between the classes of shares described below and elsewhere in the Prospectuses and this Statement of Additional Information, each share of the Fund has equal dividend, redemption and liquidation rights with other shares of the Fund. Upon any liquidation of the Fund, shareholders thereof are entitled to share pro rata in the net assets of each class belonging to the Fund available for distribution.

     Each share of each class of shares represents an identical interest in the same portfolio of investments of the Fund and has the same rights, privileges and preferences, except with respect to: (a) the designation of each class; (b) the sales charge applicable to the Advisor Class; (c) the distribution and service fees borne by the Advisor Class; (d) the expenses allocable exclusively to each class, if any; and (e) voting rights on matters exclusively affecting a single class. The Trust has adopted an expense allocation plan under which all expenses other than distribution and service fees borne by the Advisor Class, are allocated pro rata based on the relative net assets of each class.

     Shares of the Fund entitle its holders to one vote per share (with proportionate voting for fractional shares) irrespective of the relative net asset value of the Fund's shares.

     The Trust does not hold annual meetings of shareholders. There will normally be no meetings of shareholders for the purpose of electing Trustees unless and until such time as less than a majority of the Trustees holding office have been elected by shareholders, at which time the Trustees then in office will call a shareholders' meeting for the election of Trustees. Shareholders of record of not less than two-thirds of the outstanding shares of the Trust may remove a Trustee through a declaration in writing or by vote cast in person or by proxy at a meeting called for that purpose. The Trustees are required to call a meeting of shareholders for the purposes of voting upon the question of removal of any Trustee when requested in writing to do so by the shareholders of record of not less than 10% of the Trust's outstanding shares. Generally, shares of the Fund will be voted on a Fund-wide basis on all matters except matters affecting only the interests of one class. The Advisor Class will have exclusive voting rights with respect to any amendments to the Fund's Rule 12b-1 Plan of Distribution or Shareholder Servicing Plan that would materially increase any amounts paid thereunder.

     Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Master Trust Agreement disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or a Trustee. The Master Trust Agreement provides for indemnification from Trust property for all losses and expenses of any shareholder held personally liable for the obligations of the Trust. Thus, the risk of a shareholder's incurring financial loss on account of shareholder liability is limited to circumstances in which the Trust itself would be unable to meet its obligations, a possibility which Heitman/PRA Advisors believes is remote. Upon payment of any liability incurred by the Fund, the shareholder of the Fund paying such liability will be entitled to reimbursement from the general assets of the Fund. The Trustees intend to conduct the operations of the Fund in such a way so as to avoid, to the greatest extent possible, ultimate liability of the shareholders for liabilities of the Fund.

     As  of  April 1, 1997, the following shareholders were known  to  own  of
record   more  than  5%  of  the  total  outstanding  shares  of  either   the
Institutional Class or Advisor Class of the Fund, as the case may be:

                               PERCENTAGE       PERCENTAGE   PERCENTAGE
                               OWNERSHIP        OWNERSHIP    OWNERSHIP
                               OF INSTITUTIONAL OF ADVISOR   OF ALL
NAME AND ADDRESS               CLASS SHARES     CLASS SHARES FUND SHARES
----------------               ---------------- ------------ -----------
United Nations, for the
United Nations Joint               26.01%             -          16.49%
Staff Pension Fund, a United
Nations Organization
c/o Fiduciary Trust International
Two World Trade Center
New York, NY  10048

Charles Schwab & Company, Inc.     20.28%           49.67%       31.03%
101 Montgomery Street
San Francisco, CA  94104

HAWCO                               8.49%             -           5.30%
Hawaiian Trust Company, Ltd.
as Trustee
P.O. Box 1930
Honolulu, HI  96805

FTC & Co.                            _               8.07%        2.95%
Attn. Datalynx
P.O. Box 173736
Denver, CO  80217

Donoldson, Lufkin & Jenrette       8.49%             _            4.12 %
1 Pershing Plaza
Jersey City, NJ  07399

Singhin & Co.                      5.04%             _            3.19%
c/o Bankers Trust Company
Two Pacific Place, 26th Floor
88 Queensway
Hong Kong


     As of April 1, 1997, the officers and Trustees of the Trust as a group owned less than 1% of the outstanding shares of the Fund.

     The following is a summary of selected federal income tax considerations that may affect the Fund and its shareholders. The summary is not intended as a substitute for individual tax advice, and investors are urged to consult their own tax advisers with specific reference to their own federal, state or local tax situations.

TAXATION OF THE FUND

     The Fund intends to continue to qualify and elect to be treated each taxable year as a "regulated investment company" under subchapter M of the Internal Revenue Code of 1986, as amended. Accordingly, the Fund will not be liable for federal income taxes on its net investment income and net capital gain that are distributed to shareholders, provided that the Fund distributes at least 90% of its net investment income and net short-term capital gains for that year.

     To qualify as a regulated investment company, the Fund must, among other things, (i) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to loans of securities and gains from the sale or other disposition of stock, securities or foreign currencies, or other income derived with respect to its business of investing in such stock, securities or currencies; (ii) derive in each taxable year less than 30% of its gross income from the sale or other disposition of stock or securities held less than three months; and (iii) satisfy certain diversification requirements.

     The Internal Revenue Code of 1986, as amended, imposes a nondeductible 4% excise tax on a regulated investment company that fails to distribute during each calendar year an amount equal to the sum of (i) at least 98% of its ordinary income for the calendar year, (ii) at least 98% of its capital gain net income for the twelve-month period ending on October 31 of the calendar year; and (iii) any portion (not taxed to the Fund) of the respective balances from the prior year. The Fund intends to make such distributions as are necessary to avoid imposition of the excise tax.

TAXATION OF INVESTMENTS BY THE FUND

     Gains or losses on sales of securities by the Fund will generally be long-term capital gains or losses if the Fund has held the securities for more than one year. Gains or losses on sales of securities held for less than one year will generally be short-term.

TAXATION OF THE FUND'S SHAREHOLDERS-SPECIAL CONSIDERATIONS

     The portion of the dividends received from the Fund by its corporate shareholders which qualifies for the 70% dividends-received deduction will be reduced to the extent that the Fund holds dividend-paying stock for less than 46 days (91 days for certain preferred stocks). In addition, distributions that the Fund receives from a REIT will not constitute "dividends" for purposes of the dividends-received deduction and, thus, Fund dividends attributable to such distributions will not qualify for the dividends-received deduction. Accordingly, only a small percentage of dividends from the Fund are expected to qualify for the dividends-received deduction. Dividends-received deductions will be allowed only with respect to shares that a corporate shareholder has held for at least 46 days within the meaning of the same holding period rules applicable to the Fund.

     Dividends paid by the Fund from net investment income and net short-term capital gains will be taxable to shareholders as ordinary income for federal income tax purposes, whether received in cash or reinvested in additional shares. Distributions of net capital gain will be taxable to shareholders as long-term capital gain, whether paid in cash or reinvested in additional shares, and regardless of the length of time the shareholder has held his or her shares of the Fund.

     If a shareholder receives a distribution taxable as long-term capital gain with respect to shares of the Fund, and redeems or exchanges the shares before he or she has held them for more than six months, any loss on the redemption or exchange will be treated as a long-term capital loss to the extent of such capital gain distribution.

     If a shareholder fails to furnish a correct taxpayer identification number, fails to fully report dividend or interest income, or fails to certify that he or she has provided a correct taxpayer identification number or that he or she is not subject to "backup withholding," then the shareholder may be subject to a 31% federal backup withholding tax with respect to (i) taxable dividends and distributions and (ii) the proceeds of redemptions or exchanges. The 31% backup withholding tax is not an additional tax and may be credited against a shareholder's regular federal income tax liability. An individual's taxpayer identification number is his or her social security number.

                             REDEMPTION OF SHARES

     Detailed information on methods for redemption of shares is included in the Prospectus. The right to redeem shares of the Fund may be suspended or the date of payment postponed (i) for any period during which the New York Stock Exchange ("NYSE") is closed (other than for customary weekend or holiday closings), (ii) when trading in the markets the Fund normally uses is restricted or when an emergency exists as determined by the Securities and Exchange Commission ("SEC") so that disposal of the Fund's investments or determination of its net asset value is not reasonably practicable, or (iii) for such other periods as the SEC, by order, may permit for protection of the Fund's shareholders.

                              VALUATION OF SHARES

     The Prospectus describes the time at which the net asset value of the Fund is determined for purposes of sales and redemptions. The following is a description of the procedures used by the Fund in valuing its assets.

     Readily marketable portfolio securities dually listed on the NYSE and other national securities exchanges are valued at the last sale price as reported on the NYSE on the business day as of which such value is being determined. Readily marketable securities not reported on the NYSE tape, but listed on national securities exchanges, shall be valued at the last sale price, on the business day as of which such value is being determined, on the exchange considered by the Trustees to be the primary trading market for such securities. If there has been no sale on such day, the security shall be valued at the average between closing bid and closing offer quoted on such day. If no bid or offer price is quoted on such day, then the security is valued by such method as the Trustees shall determine in good faith to reflect its fair market value. Readily marketable securities traded only in the over-the-counter market are valued at the last price as reported on the National Market System, or, if the security is not reported on the National Market System, at the last reported bid on such day. If market quotations for over-the-counter traded securities are not readily available, a fair value, as determined in good faith by the Trustees, will be used. The value of the securities in the Fund's portfolio may be more or less than cost.

     Short-term securities with 60 days or less to maturity will be amortized to maturity based on their cost to the Fund if acquired within 60 days of maturity or, if already held by the Fund, on the 60th day, based on the value determined on the 61st day.

     Options are generally valued at the last sale price; in the absence of last sale price, the average between the highest bid and the lowest offer quoted on such day is used. When the Fund writes an option, an amount equal to the premium received by it is included in the Fund's statement of assets and liabilities as an asset and as an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When the Fund purchases a stock index option, the premium paid by the Fund is recorded as an asset and is subsequently adjusted to the current market value of the option. Investments in U.S. Government securities (other than short-term securities) are valued at the average of the quoted bid and asked prices in the over-the-counter market.

     Notwithstanding the aforementioned methods of valuation, the Trustees may in their discretion permit or require some other method or methods of valuation to be used if they consider that such other methods better reflect the fair market value of all or a portion of the assets of the Fund.

                ADVERTISING AND CALCULATION OF PERFORMANCE DATA

     From time to time, the Fund may advertise the performance of the Fund in terms of its total return or its yield and total return. The yield and total return calculations give effect to all recurring expenses of the Fund and are computed separately for each class of shares of the Fund.

     Average Annual Total Return. Average annual total return is computed by determining the average annual compounded rate of return over the designated periods that, if applied to the initial amount invested would produce the ending redeemable value, according to the following formula:

                                P(1 + T)n = ERV
WHERE:            P    =    a hypothetical initial payment of $1,000
                  T    =    average annual total return
                  n    =    number of years
                  ERV  =    ending redeemable value at the end of the
                            designated period assuming a hypothetical $1,000 payment made at the beginning of the designated period

     The calculation is based on the further assumptions that the maximum initial sales charge is deducted, and that all dividends and distributions by the Fund are reinvested at net asset value on the reinvestment dates during the designated periods. Based upon the foregoing calculations, the average annual total returns of the Institutional Class for the one-year and five-year periods ended December 31, 1996 and for the life of the Fund were 38.06%, 17.38% and 10.18%, respectively, and the average annual total returns of the Advisor Class for the one-year period ended December 31, 1996 and for the life of the Fund were 30.91%, and 27.18 %, respectively.

     Aggregate Total Return. Aggregate total return is computed by determining the rate of return over the designated period that, if applied to the initial amount invested would produce the ending redeemable value, according to the following formula:

                                P(1 + T)  = ERV

WHERE:            P    =    a hypothetical initial payment of one share
                            of the Fund, at the net asset value reported on
                            the first day of the designated period
                  T    =    the total return for the period
                  ERV  =    ending redeemable value at the end of the
                            designated period for one share of the Fund

     The calculation is based on the further assumptions that the maximum initial sales charge is deducted, and that all dividends and distributions by the Fund are reinvested at net asset value on the reinvestment dates during the designated period.

     Based upon the foregoing assumptions, the aggregate total return of the Institutional Class for the one-year and five-year periods ended December 31, 1996 and from inception to December 31, 1996 was 38.06%, 122.82% and 113.26%,
respectively and the aggregate total return for the Advisor Class for the one-year period ended December 31, 1996 and from inception to December 31, 1996 was 30.91% and 48.17% respectively.

     Monthly Yield. Yield is computed by dividing the net investment income per share earned during a specified one month period by the maximum offering price per share on the last day of the month and analyzing the result, according to the following formula:

                         YIELD = 2 { ( (A-B) + 1)6 -1}
                                        ----
                                        cd

WHERE:         a    =  dividends and interest earned during the month
               b    =  expenses accrued for the month (net of reimbursements)
               c    =  the average daily number of shares outstanding
                       during the month that were entitled to receive dividends
               d    =  the maximum offering price per share on the
                       last day of the month

     The Fund may also advertise its performance for other time periods than those discussed above.

     From time to time the Fund may include information in advertising concerning its portfolio holdings. For example, the Fund may advertise its current holding of REITs, their location and category of real estate held by such REITs, and a sector analysis of the Fund's portfolio composition.

                              GENERAL INFORMATION

DISTRIBUTIONS TO SHAREHOLDERS

     It is the policy of the Fund to declare and distribute dividends consisting of substantially all of the Fund's net investment income quarterly and to declare and distribute dividends from the Fund's net short-term capital gains, if any, annually. The Fund will make distributions of long-term capital gains at least annually. All such distributions will be made pro rata to the shareholders based on the number of shares held by each shareholder as of the record date for each such distribution. The Fund intends to make such additional distributions of net investment income and capital gain (net of capital losses) as may be necessary to avoid the imposition of any federal excise tax. The Trustees may change the Fund's distribution policy in their sole discretion.

     Quarterly distributions will automatically be reinvested in additional shares unless a shareholder elects to receive distributions in cash as described in the Prospectus.

REPORTS TO SHAREHOLDERS

     The Trustees will issue to the shareholders semi-annual and annual financial statements of the Trust. Quarterly financial statements of the Trust are available upon request. At the end of the year the shareholders will also receive audited financial statements audited by the Fund's independent public accountants. In addition, shareholders will receive annual statements of the status of their accounts reflecting current net asset value per share, and the total value of the Fund's net assets. Daily pricing will be made available to shareholders upon request.

INDEPENDENT ACCOUNTANTS

     Price Waterhouse LLP currently serves as independent accountants for the Fund. Arthur Andersen LLP served as independent public accountants for the Fund for all periods prior to January 1, 1996. The financial statements in this Statement of Additional Information and the Financial Highlights included in the Prospectuses, each for the fiscal year ended December 31, 1996, have been audited by Price Waterhouse LLP, independent accountants, given the authority of said firm as experts in auditing and accounting. The Financial Statements and Financial Highlights for each of the fiscal periods prior to January 1, 1996 have been audited by Arthur Andersen LLP,independent public public accountants, as indicated in their report with respect thereto, and are included herein in reliance of said Firm as experts in giving said report.

COUNSEL

     Legal matters in connection with the offering of shares hereby and the formation of the Trust are being passed upon for the Trust by Goodwin, Procter & Hoar LLP, Boston, Massachusetts.

CUSTODIAN

     Wilmington Trust Company, Wilmington, Delaware serves as custodian for the cash and securities of the Fund.

                             FINANCIAL STATEMENTS

                                   CONTENTS


FINANCIAL STATEMENTS


Schedule of Investments
Statement of Assets and Liabilities
Statement of Operations
Statements of Changes in Net Assets
Financial Highlights
Notes to Financial Statements

REPORT OF INDEPENDENT ACCOUNTANTS

HEITMAN REAL ESTATE FUND
SCHEDULE OF INVESTMENTS                                      DECEMBER 31, 1996
------------------------------------------------------------------------------

                                                                                       NAREIT
                                                                                   CLASSIFICATION    MARKET VALUE
                                                                           SHARES   (UNAUDITED)        (NOTE 2)
                                                                           ------   -----------        --------
COMMON STOCK - 91.6%
   Alexander Haagen Properties, Inc.  ..............................       201,400     Equity       $   2,970,650
   Arden Realty Group, Inc.  .......................................       376,700     Equity          10,453,425
   Associated Estates Realty Corp.  ................................       170,600     Equity           4,051,750
   Avalon Properties, Inc.  ........................................       243,672     Equity           7,005,570
   Bay Apartment Communities, Inc.  ................................        99,600     Equity           3,585,600
   Brandywine Realty Trust  ........................................        27,900     Equity             544,050
   Cali Realty Corporation  ........................................       329,900     Equity          10,185,663
   Carramerica Realty Corp.  .......................................       175,600     Equity           5,136,300
   Catellus Development Corp.*  ....................................        2,300      Equity              26,162
   Centerpoint Properties Corp.  ...................................       212,900     Equity           6,972,475
   Chateau Properties, Inc.  .......................................       134,758     Equity           3,571,087
   Chelsea GCA Realty, Inc.  .......................................       165,893     Equity           5,744,045
   Colonial Properties Trust  ..... ................................       134,638     Equity           4,089,629
   Developers Diversified Realty Corp.  ............................       115,330     Equity           4,281,626
   Essex Property Trust, Inc.  .....................................       361,400     Equity          10,616,125
   Excel Realty Trust, Inc.  .......................................       287,000     Equity           7,282,625
   Felcor Suite Hotels, Inc.  ......................................       198,900     Equity           7,036,088
   Grubb & Ellis Realty Income Trust*  .............................       189,700    Mortgage             83,468
   Homestead Village, Inc. (Warrants)*  ............................        16,387     Equity             133,144
   Homestead Village, Inc.  ........................................        24,426     Equity             439,668
   Kimco Realty Corp.  .............................................       219,500     Equity           7,655,063
   Liberty Property Trust  .........................................       188,700     Equity           4,859,025
   Meridian Industrial Trust  ......................................       335,200     Equity           7,039,200
   Post Properties, Inc.   .........................................        45,177     Equity           1,818,374
   Regency Realty Corp.   ..........................................       189,000     Equity           4,961,250
   Rouse Company   .................................................       174,900     Equity           5,553,075
   Security Capital Industrial Trust   .............................       139,491     Equity           2,981,620
   Security Capital Pacific Trust  .................................       201,230     Equity           4,603,136
   Simon Debartolo Group Inc.  .....................................        92,536     Equity           2,868,616
   South West Property Trust  ......................................       282,266     Equity           4,763,239
   Sovran Self Storage, Inc.  ......................................       231,200     Equity           7,225,000
   Spieker Properties, Inc.  .......................................       179,500     Equity           6,462,000
   Starwood Lodging Trust  .........................................        74,200     Equity           4,090,275
   Storage Trust Realty  ...........................................       280,000     Equity           7,560,000
   Storage USA Inc.  ...............................................        46,000     Equity           1,730,750
   Tanger Factory Outlet Center, Inc.  .............................        98,800     Equity           2,679,950
   Trizec Hahn Corp.  ..............................................       702,600     Equity          15,457,200
   Vornado Realty Trust  ...........................................        93,900     Equity           4,929,750
                                                                                                      -----------

        TOTAL COMMON STOCK (COST $146,843,055) ...............................................        191,446,673
                                                                                                      -----------


                                                                        PAR ($000) OR                MARKET VALUE
                                                                      NUMBER OF SHARES                 (NOTE 2)
                                                                      ----------------                 --------
PREFERRED STOCK - 0.4%
   Security Capital Industrial Trust, 7.00%,
     Convertible (COST $797,600)....................................        33,600                    $   915,600
                                                                                                      -----------


U.S. GOVERNMENT AGENCY OBLIGATION - 9.0%
   Federal Home Loan Banks Discount Notes, 5.00%,
     due 01/02/97 (COST $18,777,392)................................       $18,780                     18,777,392
                                                                                                      -----------




TOTAL INVESTMENTS (COST $166,418,047) - 101.0%................................................        211,139,665
                                                                                                      -----------

OTHER ASSETS AND LIABILITIES, NET -(1.0)%.....................................................         (2,059,999)
                                                                                                      -----------

NET ASSETS -100.0%............................................................................       $209,079,666
                                                                                                     ------------

* Non-income priducing security.


      The accompanying notes are an integral part of the financial statements.

HEITMEN REAL ESTATE FUND
STATEMENT OF ASSETS AND LIABILITIES - DECEMBER 31, 1996
-------------------------------------------------------------------------------

ASSETS:
 Investments, at market value
   (identified cost $166,418,047) (Note 3).................................                               $ 211,139,665
 Cash......................................................................                                       4,800
 Receivables:
  Capital shares sold......................................................                                   1,212,839
  Dividends................................................................                                   1,271,793
 Other assets..............................................................                                      17,624
                                                                                                          -------------
    TOTAL ASSETS...........................................................                                 213,646,721
                                                                                                          -------------

LIABILITIES:
 Payables:
  Capital shares redeemed..................................................                                     108,851
  Investment management fees (Note 4)......................................                                     114,760
  Investment securities purchased..........................................                                   4,113,815
  Accrued expenses.........................................................                                     229,629
                                                                                                          -------------
    TOTAL LIABILITIES......................................................                                   4,567,055
                                                                                                          -------------

NET ASSETS:
 (Applicable to 19,058,912 shares of $0.001 par value
  beneficial interest issued and outstanding; unlimited
  number of shares authorized).............................................                               $ 209,079,666
                                                                                                          =============

 Net asset value, offering price and redemption price per
    Institutional class share ($129,275,157 / 11,790,030)..................                                      $10.96
                                                                                                                 ======

 Net asset value and redemption price per
    Advisor class share ($79,804,509 / 7,268,882)..........................                                      $10.98
                                                                                                                 ======

 Offering price per Advisor class share ($10.98 / 0.9525)..................                                      $11.53
                                                                                                                 ======

COMPONENTS OF NET ASSETS:
 Paid-in capital...........................................................                               $ 164,539,659
 Distributions in excess of net realized gain on investments...............                                    (181,611)
 Net unrealized appreciation of investments................................                                  44,721,618
                                                                                                          -------------

NET ASSETS.................................................................                               $ 209,079,666
                                                                                                          =============

HEITMAN REAL ESTATE FUND
STATEMENT OF OPERATIONS FOR THE FISCAL YEAR ENDED DECEMBER 31, 1996
-------------------------------------------------------------------------------

INVESTMENT INCOME:
 Dividends (Note 2)........................................................                               $   6,796,180
 Interest..................................................................                                     622,678
                                                                                                          -------------
  Total investment income..................................................                                   7,418,858
                                                                                                          -------------

EXPENSES:
 Advisory fees (Note 4)....................................................          $      992,968
 Administration fees (Note 4)..............................................                 141,640
 Trustees' fees and expenses (Note 5)......................................                  71,359
 Accounting fees (Note 4)..................................................                  73,582
 Professional fees.........................................................                 134,268
 Custodian fees............................................................                  42,889
 Insurance.................................................................                  41,875
 Federal Registration fees.................................................                  16,407
 State Registration fees...................................................                  24,520
 Shareholder report fees...................................................                  31,966
 Distribution fees - Advisor Shares (Note 4)...............................                  89,289
 Shareholder Servicing fees - Advisor Shares (Note 4)......................                  89,289
 Transfer agent fees.......................................................                  87,449
 Other.....................................................................                  30,583
                                                                                      -------------

    Total expenses.........................................................                                   1,868,084
                                                                                                          -------------

      Net investment income................................................                                   5,550,774
                                                                                                          -------------


REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
 Net realized gain from security transactions..............................                                  11,165,013
 Net change in unrealized appreciation of investments......................                                  34,985,157
                                                                                                          -------------

    Net realized and unrealized gain on investments........................                                  46,150,170
                                                                                                          -------------

 Net increase in net assets resulting from operations......................                               $  51,700,944
                                                                                                          =============

HEITMAN REAL ESTATE FUND
STATEMENT OF CHANGES IN NET ASSETS
-------------------------------------------------------------------------------


                                                                                     For the Fiscal       For the Fiscal
                                                                                       Year Ended           Year Ended
                                                                                    December 31, 1996   December 31, 1995
                                                                                    -----------------   -----------------
OPERATIONS:
 Net investment income (Note 2)............................................          $    5,550,774       $   3,839,479
 Net realized gain (loss) from security transactions.......................              11,165,013          (1,952,399)
 Net change in unrealized appreciation of investments......................              34,985,157           7,936,118
                                                                                     --------------       -------------
  Net increase in net assets resulting from operations.....................              51,700,944           9,823,198
                                                                                     --------------       -------------
DISTRIBUTIONS TO SHAREHOLDERS - INSTITUTIONAL SHARES (NOTE 2):
 From net investment income ($0.37 and $0.33 per share, respectively)......              (4,155,578)         (3,778,062)
 In excess of net investment income ($0.10 and $0.00 per share,
  respectively)............................................................              (1,094,050)                  -
 From net capital gains ($0.41 and $0.00 per share, respectively)..........              (4,677,017)            (37,013)
 From tax return of capital ($0.00 and $0.18 per share, respectively)......                       -          (2,081,064)

DISTRIBUTIONS TO SHAREHOLDERS - ADVISOR SHARES (NOTE 2):
 From net investment income ($0.31 and $0.23 per share, respectively)......              (1,395,196)            (69,725)
 In excess of net investment income ($0.12 and $0.00 per share,
  respectively)............................................................                (529,580)                  -
 From net capital gains ($0.41 and $0.00 per share, respectively)..........              (2,751,674)               (683)
 From tax return of capital ($0.00 and 0.13 per share, respectively).......                       -             (38,406)
                                                                                     --------------       -------------
  Total distributions paid to shareholders.................................             (14,603,095)         (6,004,953)
                                                                                     --------------       -------------
CAPITAL SHARE TRANSACTIONS:
 Receipt from Institutional Shares sold....................................              45,944,221          16,694,861
 Receipt from Institutional Shares issued on reinvestment of distributions.               3,754,881           3,002,158
 Institutional Shares redeemed.............................................             (41,272,537)        (33,136,352)
 Receipt from Advisor Shares sold..........................................              67,072,455          10,634,266
 Receipt from Advisor Shares issued on reinvestment of distributions.......               4,469,947              72,560
 Advisor Shares redeemed...................................................              (9,199,099)         (5,442,423)
                                                                                     --------------       -------------
 Increase (decrease) in net assets resulting from capital share
  transactions (a).........................................................              70,769,868          (8,174,930)
                                                                                     --------------       -------------
    TOTAL INCREASE (DECREASE) IN NET ASSETS................................             107,867,717          (4,356,685)

NET ASSETS:
 Beginning of year.........................................................             101,211,949         105,568,634
                                                                                     --------------       -------------
 End of year...............................................................          $  209,079,666       $ 101,211,949
                                                                                     ==============       =============
(a)TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST WERE:
 Institutional Shares sold.................................................               4,898,411           2,056,156
 Institutional Shares issued on reinvestment of distributions..............                 376,263             368,561
 Institutional Shares redeemed.............................................              (4,542,560)         (4,093,559)
 Advisor Shares sold.......................................................               7,164,380           1,276,166
 Advisor Shares issued on reinvestment of distributions....................                 429,486               8,519
 Advisor Shares redeemed...................................................                (961,503)           (648,167)
                                                                                     --------------       -------------
 Net increase (decrease) in shares.........................................               7,364,477          (1,032,324)
 Shares outstanding - Beginning balance....................................              11,694,435          12,726,759
                                                                                     --------------       -------------
 Shares outstanding - Ending balance.......................................              19,058,912          11,694,435
                                                                                     ==============       =============

HEITMAN REAL ESTATE FUND
FINANCIAL HIGHLIGHTS
-------------------------------------------------------------------------------

The table below sets forth financial data for a share of beneficial interest outstanding throughout each fiscal period presented.

INSTITUTIONAL SHARES

                                                             For the       For the
                                                          Fiscal Years   Three-Month
                                                              Ended      Period Ended     For the Fiscal Years
                                                           December 31,     Dec. 31,       Ended September 30,
                                                          -------------- ------------    ------------------------
                                                          1996      1995      1994      1994      1993      1992
                                                         -----     -----     -----    ------     -----     -----
NET ASSET VALUE, BEGINNING OF PERIOD.............        $8.65     $8.30     $9.23    $10.95     $8.29     $7.66
                                                        ------    ------    ------    ------    ------    ------

INCOME FROM INVESTMENT OPERATIONS
 Net investment income (a).......................         0.37      0.33      0.10      0.32      0.40      0.45
 Net realized and unrealized gain (loss)
  on investments.................................         2.82      0.53     (0.05)    (0.92)     2.67      0.63
                                                        ------    ------    ------    ------    ------    ------
    Total from investment operations.............         3.19      0.86      0.05     (0.60)     3.07      1.08
                                                        ------    ------    ------    ------    ------    ------
DISTRIBUTIONS
 From net investment income (a)..................        (0.37)    (0.33)    (0.10)    (0.31)    (0.41)    (0.45)
 In excess of net investment income..............        (0.10)     0.00      0.00      0.00      0.00      0.00
 From net realized gain on investments...........        (0.41)     0.00     (0.77)    (0.67)     0.00      0.00
 From tax return of capital (b)..................         0.00     (0.18)    (0.11)    (0.14)     0.00      0.00
                                                        ------    ------    ------    ------    ------    ------
    Total distributions..........................        (0.88)    (0.51)    (0.98)    (1.12)    (0.41)    (0.45)
                                                        ------    ------    ------    ------    ------    ------

NET ASSET VALUE, END OF PERIOD...................       $10.96     $8.65     $8.30     $9.23    $10.95     $8.29
                                                        ======    ======    ======    ======    ======    ======

Total Return.....................................       38.06%    10.87%    0.65%c   (5.22)%    37.76%    14.49%

RATIOS/SUPPLEMENTAL DATA
 Net assets, end of period (in 000's)............     $129,275   $95,692  $105,569  $116,268  $141,672   $66,521
 Ratio of expenses to average net assets.........        1.23%     1.29%    1.28%*     1.22%     1.24%     1.37%
 Ratio of net investment income to
  average net assets (a).........................        4.09%     3.97%   4.35%*      2.87%     4.37%     5.75%
 Portfolio Turnover..............................       59.88%    65.33%   37.55%*    90.11%    61.47%    28.05%
 Average commission rate paid (d)................      $0.0504         -         -         -         -         -

---------------------
*    Annualized.
a Distributions from REIT investments generally include a return of capital. For financial reporting purposes, through September 30, 1993, the Fund recorded all distributions received, including the returns of capital, as net investment income.
b Historically, the Fund has distributed to its shareholders amounts approximating dividends received from the REITs. As more fully explained in Note 2, the Fund, for the fiscal year ended September 30, 1994, adopted an accounting pronouncement affecting the presentation of distributions to shareholders. The financial highlights for the years ended September 30, 1992 and 1993 have not been restated.
c    Not annualized.
d Required disclosure for fiscal years beginning after September 1, 1995 pursuant to SEC regulations.

HEITMAN REAL ESTATE FUND
FINANCIAL HIGHLIGHTS - CONTINUED
-------------------------------------------------------------------------------

The table below sets forth financial data for a share of beneficial interest outstanding throughout the fiscal periods presented.

ADVISOR SHARES

                                                               For the Period
                                                                May 15, 1995
                                                               (Commencement
                                            For the Fiscal     of Operations)
                                              Year Ended           through
                                           December 31, 1996  December 31, 1995
                                           -----------------  -----------------

NET ASSET VALUE, BEGINNING OF PERIOD.......     $8.67               $8.00
                                               ------              ------

INCOME FROM INVESTMENT OPERATIONS
 Net investment income (a).................      0.31                0.23
 Net realized and unrealized gain
  on investments...........................      2.84                0.80
                                               ------              ------
    Total from investment operations.......      3.15                1.03
                                               ------              ------
DISTRIBUTIONS
 From net investment income (a)............     (0.31)              (0.23)
 In excess of net investment income........     (0.12)               0.00
 From net realized gain on investments.....     (0.41)               0.00
 From tax return of capital (b)............      0.00               (0.13)
                                               ------              ------
    Total distributions....................     (0.84)              (0.36)
                                               ------              ------

NET ASSET VALUE, END OF PERIOD.............    $10.98               $8.67
                                               ======              ======

Total Return (c)...........................    37.44%              13.19%

RATIOS/SUPPLEMENTAL DATA
 Net assets, end of period (in 000's)......   $79,805              $5,520
 Ratio of expenses to average net assets...     1.73%            1.99%* d
 Ratio of net investment income to
  average net assets (a)...................     3.91%            4.27%* d
 Portfolio Turnover........................    59.88%             65.33%*
 Average commission rate paid (e)..........   $0.0504                  -

------------------------
*    Annualized.
a Distributions from REIT investments generally include a return of capital, which the Fund records as a reduction in the cost basis of its investments.
b Historically, the Fund has distributed to its shareholders amounts approximating distributions received from the REITs. Such distributions may include a portion which may be a return of capital.
c These results do not include the sales charge. If the charge had been included, the returns would have been lower. The total return figure for the fiscal period ended December 31, 1995 has not been annualized.
d During 1995, the Advisor agreed to reimburse a portion of the Advisor Shares' expenses. Without reimbursement, the expense ratio would have been 5.34% and the ratio of net investment income to average net assets would have been 0.92%.
e Required disclosure for fiscal years beginning after September 1, 1995 pursuant to SEC regulations.

HEITMAN REAL ESTATE FUND
NOTES TO FINANCIAL STATEMENTS                          DECEMBER 31, 1996
------------------------------------------------------------------------

NOTE 1 - ORGANIZATION
Heitman Securities Trust (the "Trust") is registered as a diversified open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). The Trust was organized on September 15, 1988, as a Massachusetts business trust under a Master Trust Agreement which was amended and restated on February 28, 1995 (the "Master Trust Agreement"). The Master Trust Agreement permits the issuance of an unlimited number of shares of beneficial interest in separate series, with shares of each series representing interests in a separate portfolio of assets. Heitman Real Estate Fund (the "Fund") was organized as a series of the Trust on September 15, 1988 and shares of the Trust representing interests in the Fund were registered with the Securities and Exchange Commission on January 4, 1989. The Fund's investment objective is to obtain high total return consistent with reasonable risk by investing primarily in equity securities of public companies principally engaged in the real estate business.

The Fund offers two classes of shares (Institutional Shares and Advisor Shares). Institutional Shares and Advisor Shares are substantially identical, except that Advisor Shares bear the fees that are payable under a Distribution Plan adopted by the Board of Trustees ( the "Distribution Plan") at an annual rate of 0.25% of the average daily net assets of Advisor Shares. The Advisor Shares bear the fees payable to service organizations pursuant to a Shareholder Servicing Plan at an annual rate of 0.25% of the average daily net assets of Advisor Shares owned by shareholders with whom the service organizations have a servicing relationship. In addition to the fees paid pursuant to the Distribution Plan and the Shareholder Servicing Plan, each class bears the expenses associated with transfer agent fees and expenses, printing of shareholder reports, registration fees, administrative, and accounting fees. Institutional Shares were offered for sale on March 13, 1989 and Advisor Shares were offered for sale on May 15, 1995.

Because the Fund may invest a substantial portion of its assets in REITs, the Fund may also be subject to certain risks associated with direct investments in REITs. REITs may be affected by changes in the value of their underlying properties and by defaults by borrowers or tenants. Furthermore, REITs are dependent upon specialized management skills, have limited diversification and are, therefore, subject to risks inherent in financing a limited number of projects. REITs depend generally on their ability to generate cash flow to make distributions to shareholders, and certain REITs have self-liquidation provisions by which mortgages held may be paid in full and distributions of capital returns may be made at any time. In addition, the performance of a REIT may be affected by its failure to qualify for tax-free pass-through of income under the Internal Revenue Code or its failure to maintain exemption from registration under the 1940 Act.

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES
INVESTMENT SECURITIES TRANSACTIONS AND INVESTMENT INCOME
--------------------------------------------------------
The  Fund's  investment  securities  portfolio  consists  primarily   of
investments in public companies engaged in the real estate business. Investment securities transactions are recorded on a trade date basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on the accrual basis.
Realized  gains  or  losses  on  sales  of  investment  securities   are
determined on the first-in, first-out ("FIFO") basis.

The majority of the dividend income recorded by the Fund is from Real Estate Investment Trusts ("REITs"). For tax purposes, a portion of these dividends consists of capital gains and returns of capital. For financial reporting purposes through September 30, 1993, these dividends were recorded as dividend income, and the investment in the REIT reported at market value. During the fiscal year ended September 30, 1994, effective October 1, 1993, the Fund changed its accounting policy to record the return of capital portion of dividends received, as provided by the REITs, as a reduction in the cost basis of its investments in the REITs. This change has no effect on the calculation of net asset value per share.

Generally, the Fund has distributed to its shareholders amounts approximating distributions received from the REITs. Accordingly, the Fund's distributions to shareholders have included the return of capital received from the REITs as well as returns of capital attributed to distributions of other income for financial reporting purposes which was not subject to current taxation. In accordance with Statement of Position 93-2, Determination, Disclosure and Financial Statement Presentation of Income, Capital Gain and Return of Capital Distributions by Investment Companies ("SOP"), distributions representing a return of capital for tax purposes are charged to paid-in capital.

INVESTMENT SECURITIES VALUATION
-------------------------------
Investment securities traded on a national securities exchange are valued at the last reported sales price on the day of valuation. If there has been no sale, the investment security is valued at the average between the closing bid and closing offer quoted on such day. Investment securities traded only in the over-the-counter market are valued at the last price reported on the NASDAQ National Market System, or, if the security is not reported on the NASDAQ National Market System, at the last reported bid on such day. Otherwise, the investment security is valued by such method as the Trustees shall determine in good faith to reflect its fair value.

Effective May 14, 1992, Grubb & Ellis Realty Trust ("GRIT") completed its dissolution by transferring all its remaining assets to a liquidating trust. On the date of the dissolution, GRIT's shares were canceled and replaced by beneficial interests in a liquidating trust, which are not transferable. On March 25, 1994, the Fund received a distribution from GRIT in the amount of $369,915, representing $1.95 for each share of the GRIT liquidating trust held by the Fund. The Trustees have determined that the Fund's ownership in the remainder of the liquidating trust should be valued at $0.44 per share. At December 31, 1996, the Fund owned 189,700 shares of the GRIT liquidating trust for a value of $83,468.

INCOME TAXES
------------
The Fund intends to continue to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended. As a regulated investment company, the Fund will be entitled to claim a dividends paid deduction for distributions of income and capital gains to shareholders. Accordingly, the Fund will not be liable for federal income taxes to the extent its taxable investment income and net realized capital gains are fully distributed to shareholders.

The Fund is also subject to a nondeductible 4% excise tax calculated as a percentage of certain undistributed amounts of net investment income and net capital gains. The Fund intends to distribute its net investment income and capital gains as necessary to avoid this excise tax. The amount of capital loss carryforward utilized during the fiscal year ended December 31, 1996 was approximately $3,735,000.

USE OF ESTIMATES IN THE PREPARATION OF FINANCIAL STATEMENTS
-----------------------------------------------------------
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

EXPENSES
--------
All expenses of the Fund (other than expenses incurred under the Distribution Plan and the Shareholder Servicing Plan) are allocated to each class on the basis of the net asset value of that class in relation to the net asset value of the Fund.

NOTE 3 - INVESTMENT SECURITIES
For the fiscal year ended December 31, 1996, the cost of purchases and the proceeds from sales of investment securities (excluding short-term investments) aggregated $131,165,704 and $77,468,388, respectively. Cost for federal income tax purposes is $166,599,658 and unrealized appreciation consists of:

         Gross unrealized appreciation      $45,002,458
         Gross unrealized depreciation         (462,451)
                                            -----------
            Net unrealized appreciation     $44,540,007
                                            ===========

NOTE 4 - INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES The Fund entered into an Investment Management Agreement (the "Agreement") with Heitman/PRA Securities Advisors, Inc. (the "Advisor") on January 31, 1995. The Advisor is a wholly owned subsidiary of Heitman Financial Ltd. ("Heitman"), a wholly owned subsidiary of United Asset Management Corporation. The Fund pays the Advisor a fee for its services, calculated daily and paid monthly, at the annual rate of 0.75% of the Fund's first $100 million of average daily net assets and 0.65% of the average daily net assets of the Fund in excess of $100 million, excluding assets invested in any money market mutual fund. The Agreement provides that in the event total expenses of the Fund (exclusive of interest, taxes, brokerage expenses, distribution expenses and extraordinary items) for any fiscal year of the Fund exceed (i) 1.75% of the Fund's average net assets up to $50 million plus (ii) 1.50% of the Fund's average net assets in excess of $50 million, the Advisor will pay or reimburse the Fund for that excess up to the amount of its advisory fee during that fiscal year.

Prior to January 31, 1995, PRA Securities Advisors, L.P. (the "Prior Advisor") served as the Fund's advisor pursuant to an Investment Management Agreement whose terms were substantially the same as the Fund's current Agreement with the Advisor.

Rodney Square Management Corporation ("Rodney Square"), a wholly owned subsidiary of Wilmington Trust Company ("WTC"), which is wholly owned by Wilmington Trust Corporation, a publicly held bank holding company, provides accounting, administration and transfer agent services. For accounting services provided through November 13, 1996, Rodney Square received an annual fee of $45,000 plus an amount equal to 0.02% of that portion of the Institutional Shares' average daily net assets for the year in excess of $100 million, plus any out-of-pocket expenses. In addition, for accounting services provided through November 13, 1996, Rodney Square also received an amount equal to 0.02% of the Fund's average daily net assets with respect to the Advisor Shares, subject to a minimum annual fee of $25,000, plus any out-of-pocket expenses. Effective November 14, 1996 the Board of Trustees agreed to a change in the accounting services fee. Under the new agreement the Fund pays an annual fee of $75,000, plus an amount equal to 0.02% of the Fund's average daily net assets in excess of $100 million, plus any out-of-pocket expenses. For administrative services provided, Rodney Square receives a monthly administration fee from the Fund at an annual rate of 0.10% of the Fund's average daily net assets, plus any out-of-pocket expenses. Additionally, for administrative services provided, the Advisor Shares are subject to a minimum annual fee of $25,000.

The Fund has adopted a Distribution Plan for the Advisor Shares in accordance with Rule 12b-1 under the 1940 Act. Under the provisions of the Distribution Plan, the Fund makes payments to ACG Capital
Corporation, the distributor for the Advisor Shares ( "ACG" or the "Distributor") at an annual rate of 0.25% of the daily net assets of Advisor Shares of the Fund as a distribution fee. The distribution fees are used by the Distributor to finance activities primarily intended to result in the sale of Advisor Shares of the Fund.

The Fund has also adopted a Shareholder Servicing Plan for the Advisor Shares. Pursuant to the Shareholder Servicing Plan, the Trust contracts with service organizations to provide a variety of shareholder services, such as maintaining shareholder accounts and records, answering inquiries regarding the Fund, and processing purchase and redemption orders. The Fund pays fees to service organizations in amounts up to an annual rate of 0.25% of the daily net asset value of Advisor Shares owned by shareholders with whom the service organization has a servicing relationship.

NOTE 5 - REMUNERATION OF TRUSTEES
Certain officers and trustees of the Fund are also officers and/or affiliates of the Advisor or certain shareholders.

HEITMAN REAL ESTATE FUND
REPORT OF INDEPENDENT ACCOUNTANTS
------------------------------------------------------------------------

To the Trustees and Shareholders of Heitman Real Estate Fund, Inc.:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Heitman Real Estate Fund, Inc. (the "Fund") at December 31, 1996, and the results of its operations, the changes in its net assets and the financial highlights for the year then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at December 31, 1996 by correspondence with the custodian and, where appropriate, the application of alternative auditing procedures for unsettled security transactions, provides a reasonable basis for the opinion expressed above. The financial statements of the Fund for the fiscal periods presented prior to the year ended December 31, 1996 were audited by other independent accountants whose report dated February 26, 1996 expressed an unqualified opinion on those statements.


PRICE WATERHOUSE LLP
Philadelphia, PA
February 14, 1997